Exhibit 10.2
SECOND OMNIBUS AMENDMENT TO
EMPLOYMENT DOCUMENTS
THIS SECOND OMNIBUS AMENDMENT TO EMPLOYMENT DOCUMENTS (this “Amendment”) is made effective as of December 7, 2020 (the “Effective Date”), by and between SolarWinds Corporation, a Delaware corporation on behalf of itself, each of its direct and indirect subsidiaries, and each of its and their respective predecessors in interest (collectively the “Company”), Kevin B. Thompson (“Executive”) and solely as it relates to the amendment set forth in Section 1(g) below, Silver Lake and Thoma Bravo, on behalf of the Stockholders (as such terms are defined in the Stockholders’ Agreement). This Amendment amends the Employment Documents (as defined below) on the terms set forth herein. All capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Employment Agreement.
RECITALS
WHEREAS, the Company and Executive each desire to amend each agreement between the Company and the Executive (each an “Employment Document” and collectively, the “Employment Documents”), including without limitation (i) that certain Second Amended and Restated Employment Agreement between SolarWinds, Inc. and Executive dated as of September 30, 2016 (the “Employment Agreement”), (ii) that certain Restricted Stock Purchase Agreement dated as of September 30, 2016 by and between SolarWinds Parent, Inc. and Executive (the “RSPA”), (iii) that certain Notice of Grant of Performance Share Units (Shares) between Parent and Executive dated as of March 16, 2020 in respect of a maximum of 206,552 shares, after giving effect to the First Amendment (“2020 Grant 2”), and (iv) that certain Amended & Restated Stockholders’ Agreement made as of October 18, 2018 by and among SolarWinds Corporation (“Parent”) and the stockholders of Parent party thereto (the “Stockholders’ Agreement”), in each case as set forth below effective as of the Effective Date.
WHEREAS, the Company and Executive entered into that certain Omnibus Amendment to Employment Documents, made effective as of August 6, 2020, which amended each of the Employment Documents (the “First Amendment”).
WHEREAS, pursuant to Section 6.2 of the Stockholders’ Agreement, the provisions of the Stockholders’ Agreement may be amended, modified and/or waived in the manner contemplated by Section 1(g) below by an agreement in writing signed by all the Lead Investors, who are signatories to this Amendment.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing, the Company’s continued employment of Executive, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Executive hereby agree as follows, notwithstanding anything in any Employment Document to the contrary:
1.Amendment to Employment Documents.
(a)The Employment Agreement shall terminate as of December 31, 2020 (the “Termination Date”), provided that (A) Sections 3, 6, 7 and 10-16 inclusive of the Employment Agreement and the defined terms used therein, shall survive such termination, (B) except as explicitly set forth in this Amendment, Executive shall not be entitled to any severance payment or benefit due to Executive’s termination of employment (including without limitation any payment set forth in Section 4 of the Employment Agreement) and (C) such termination shall not be deemed to be a Constructive Termination or a termination of Executive’s employment by the Company without Cause.
(b)Executive agrees to perform the duties of Executive’s position and such other duties as may reasonably be assigned to Executive from time to time until the Termination Date.
(c)Amendments to Equity Awards.
i.The performance metrics and targets for the 214,500 Type II Shares (as defined in the RSPA) issued pursuant to the RSPA that are subject to vesting based on the Company’s performance for the fiscal year ended December 31, 2020 are hereby amended to provide that such Type II Shares shall vest on December 31, 2020, subject solely to a time-based vesting schedule whereby Executive must continue his employment with the Company through such date, except as otherwise set forth in Section 1(d) below.
ii.2020 Grant 2 is hereby amended as follows: (A) The maximum number of shares of common stock of Parent subject to 2020 Grant 2 shall be reduced to 146,721 shares (the “Revised Performance Award”) and (B) all 146,721 units subject to the Revised Performance Award shall vest and settle in shares of Parent’s common stock on December 31, 2020, subject solely to a time-based vesting schedule whereby Executive must continue his employment with the Company through such date, except as otherwise set forth in Section 1(d) below.
iii.Provided that Executive’s employment is not terminated for Cause or as a result of a resignation that does not constitute a Constructive Termination, in each case prior to the Termination Date, vesting with respect to all equity awards of Executive that are subject solely to a time-based vesting schedule shall accelerate as to vesting as if Executive continued to be employed through March 31, 2021.
(d)In the event that the date of termination (other than a termination for Cause or resignation that does not constitute a Constructive Termination) of Executive’s employment with the Company occurs prior to December 31, 2020, vesting with respect to all equity awards of Executive that are subject solely to a time-based vesting schedule shall accelerate as to vesting as if Executive continued to be employed through March 31, 2020.
(e)Executive shall be entitled to receive the payment of Executive’s Bonus Compensation in respect of calendar year 2020 (“2020 Bonus”) equal to $875,000. Such payment shall be made on the timing set forth in Section 1(h).
(f)Clauses (i) and (ii) of Section 3(c) of the Employment Agreement are hereby amended and restated in their entirety as follows:
(i) Until January 1, 2022, the Employee shall not, directly or indirectly, whether as owner, partner, investor, consultant, agent, employee, co-venturer or otherwise, actively compete with the Company or any of its Affiliates or undertake any planning for any business that is competitive with the Company or its Affiliates.

(ii) Until January 1, 2022, the Employee shall not (A) hire any employee of the Company or any of its Affiliates or seek to persuade any employee of the Company or any of its Affiliates to discontinue employment, (B) solicit or encourage any customer of the Company or any of its Affiliates or independent contractor providing services to the Company or any of its Affiliates to terminate or diminish its relationship with them or (C) seek to persuade any customer or active prospective customer of the Company or any of its Affiliates to conduct with anyone else any business or activity that such customer or prospective customer conducts or could reasonably be expected to conduct with the Company or any of its Affiliates at that time.
(g)On April 15, 2021, the restrictions set forth in Section 3.2 of the Stockholders’ Agreement shall be of no further effect with respect to the Shares (as defined in the Stockholders’ Agreement) held by Executive.
(h)Any obligation of the Company to provide Executive the severance payments or benefits under Sections 1(e) and 1(g) is conditioned, however, upon Executive signing and not revoking a release of claims in the form provided by the Company and reasonably acceptable to Executive that becomes effective no later than the Release Deadline. If the release does not become effective by the Release Deadline, Executive will forfeit any rights to the severance payments or benefits under this Sections 1(e) and 1(g). In no event will severance payments or benefits be paid or provided until the release actually becomes effective. In the event the termination occurs at a time during the calendar year where the release could become effective in the calendar year following the calendar year in which Executive’s termination occurs, then any severance payments or benefits under this Agreement that would be considered Deferred Compensation will be paid or provided on the first payroll date to occur during the calendar year following the calendar year in which such termination occurs, or, if later, the later of (i) the Release Deadline, or (ii) the Deferred Compensation Delayed Payment Date.
(i)Executive acknowledges and agrees that the Company is hiring a new Chief Executive Officer and President on or about the date hereof, with a contemplated start date on or after the Termination Date, and waives any right to seek a Constructive Termination as a result of such action.
2.Miscellaneous.
(a)Except as expressly amended hereby, the Employment Documents, as amended by the First Amendment, remain unmodified and in full force and effect.
(b)This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
(c)In the event of any conflict between the terms of this Amendment and any Employment Document, as amended by the First Amendment, the terms of this Amendment shall expressly control.
[Signature Page(s) Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the Effective Date set forth above:

SOLARWINDS CORPORATION		EXECUTIVE

By:	/s/ William Bock	/s/ Kevin B. Thompson
Name: William Bock		Kevin B. Thompson
Its: Chairman

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the Effective Date set forth above:

THOMA BRAVO FUND XI, L.P.

By: Thoma Bravo Partners XI, L.P.
Its: General Partner

By: Thoma Bravo, LLC
Its: General Partner

By:	/s/ Seth Boro
Name: Seth Boro
Title: Authorized Signatory

THOMA BRAVO FUND XI-A, L.P.

By: Thoma Bravo Partners XI, L.P.
Its: General Partner

By: Thoma Bravo, LLC
Its: General Partner

By:	/s/ Seth Boro
Name: Seth Boro
Title: Authorized Signatory

THOMA BRAVO EXECUTIVE FUND XI, L.P.

By: Thoma Bravo Partners XI, L.P.
Its: General Partner

By: Thoma Bravo, LLC
Its: General Partner

By:	/s/ Seth Boro
Name: Seth Boro
Title: Authorized Signatory

THOMA BRAVO FUND XII, L.P.

By: Thoma Bravo Partners XII, L.P.
Its: General Partner

By: Thoma Bravo, LLC
Its: General Partner

By:	/s/ Seth Boro
Name: Seth Boro
Title: Authorized Signatory

THOMA BRAVO FUND XII-A, L.P.

By: Thoma Bravo Partners XII, L.P.
Its: General Partner

By: Thoma Bravo, LLC
Its: General Partner

By:	/s/ Seth Boro
Name: Seth Boro
Title: Authorized Signatory

THOMA BRAVO EXECUTIVE FUND XII, L.P.

By: Thoma Bravo Partners XII, L.P.
Its: General Partner

By: Thoma Bravo, LLC
Its: General Partner

By:	/s/ Seth Boro
Name: Seth Boro
Title: Authorized Signatory

THOMA BRAVO EXECUTIVE FUND XII-A, L.P.

By: Thoma Bravo Partners XII, L.P.
Its: General Partner

By: Thoma Bravo, LLC
Its: General Partner

By:	/s/ Seth Boro
Name: Seth Boro
Title: Authorized Signatory

THOMA BRAVO SPECIAL OPPORTUNITIES FUND II, L.P.

By: Thoma Bravo Partners XI, L.P.
Its: General Partner

By: Thoma Bravo, LLC
Its: General Partner

By:	/s/ Seth Boro
Name: Seth Boro
Title: Authorized Signatory

THOMA BRAVO SPECIAL OPPORTUNITIES FUND II-A, L.P.

By: Thoma Bravo Partners XI, L.P.
Its: General Partner

By: Thoma Bravo, LLC
Its: General Partner

By:	/s/ Seth Boro
Name: Seth Boro
Title: Authorized Signatory

SILVER LAKE PARTNERS IV, L.P.

By: Silver Lake Technology Associates IV, L.P.
Its: General Partner

By: SLTA IV (GP), L.L.C.
Its: General Partner

By: Silver Lake Group, L.L.C.
Its: Managing Member

By:	/s/ Kenneth Hao
Name: Kenneth Hao
Title: Managing Director

SILVER LAKE TECHNOLOGY INVESTORS IV, L.P.

By: Silver Lake Technology Associates IV, L.P.
Its: General Partner

By: SLTA IV (GP), L.L.C.
Its: General Partner

By: Silver Lake Group, L.L.C.
Its: Managing Member

By:	/s/ Kenneth Hao
Name: Kenneth Hao
Title: Managing Director